Exhibit 10.29





[364-Day Agreement]                                               EXECUTION COPY

================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of March 15, 2001

                                      among

                               ALBERTSON'S, INC.,

                             BANK OF AMERICA, N.A.,

                            as Administrative Agent,

                                  BANK ONE, NA,

                              as Syndication Agent,

                             WELLS FARGO BANK, N.A.,

                             as Documentation Agent,

                        THE HUNTINGTON NATIONAL BANK and
                         UNION BANK OF CALIFORNIA, N.A.,

                           as Senior Managing Agents,

                          KEYBANK NATIONAL ASSOCIATION,
                             WACHOVIA BANK, N.A. and
                           THE NORTHERN TRUST COMPANY

                               as Managing Agents

                                       and

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                   Arranged by


                         Banc of America Securities LLC,

                               Sole Lead Arranger
                              and Sole Book Manager

================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT

          This Amended and Restated Credit Agreement (this "Agreement") is entered into as of March 15, 2001 by and among Albertson's, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (individually, a "Bank" and, collectively, the "Banks"), Bank One, NA, as syndication agent (in such capacity, the "Syndication Agent"), Wells Fargo Bank, N.A., as documentation agent (the "Documentation Agent"), The Huntington National Bank and Union Bank of California, N.A., as senior managing agents (in such capacity, the "Senior Managing Agents"), KeyBank National Association, Wachovia Bank, N.A and The Northern Trust Company, as managing agents (in such capacity, the "Managing Agents"), and Bank of America, N.A., as administrative agent for itself, the Designated Bidders and the Banks (in such capacity, the "Agent").

          WHEREAS, the Company, the Banks party thereto and the Agent entered into a Credit Agreement dated as of March 22, 2000 (as in effect as of the date of this Agreement, the "Original Agreement") providing for a 364-day revolving credit facility; and

          WHEREAS, the parties hereto desire to amend the Original Agreement as set forth herein and to restate the Original Agreement in its entirety to read as set forth in the Original Agreement with the amendments specified below, subject to the terms and conditions of this Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

1.   Definitions; References; Interpretation.

     (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Original Agreement shall have the meaning assigned to such term in the Original Agreement.

     (b) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Original Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in subsection 2) refer to the Original Agreement as amended and restated hereby.

     (c) The rules of interpretation set forth in Section 1.02 of the Original Agreement shall be applicable to this Agreement.

2. Amendments to Original Agreement. Subject to the terms and conditions hereof, the Original Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):

     (a) Amendments to Article I of the Original Agreement.

          (1) The term "Notes" defined in the Original Agreement shall include from and after the Effective Date the Notes delivered under this Agreement.

          (2) The definition of "Closing Date" is amended in its entirety to provide as follows:

               "Closing Date" means the date occurring on or before March 15, 2001 on which all conditions precedent set forth in Section 4.01 are satisfied or waived by all Banks (or, in the case of subsection 4.01(e), waived by the Person entitled to receive such payment).

          (3) The definition of "Eligible Assignee" is amended in its entirety to provide as follows:

               "Eligible Assignee" means (a) a commercial bank or savings bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the United States; and
     (c) a Person that is primarily engaged in the business of commercial lending and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.


          (4) The definition of "Revolving Termination Date" is amended in its entirety to provide as follows:

               "Revolving Termination Date" means the earlier to occur of:

               a. March 14, 2002 as the same may be extended from time to time pursuant to Section 2.16; and

               b. the date on which the Commitments terminate in accordance with the provisions of this Agreement.

     (b) Amendment to Annex I of the Original Agreement. Annex I of the Original Agreement is replaced in its entirety by Annex I (Amended) attached to this Agreement.

     (c) Amendment to Schedule 2.01 of the Original Agreement. Schedule 2.01 of the Original Agreement is replaced in its entirety by Schedule 2.01 (Amended) of this Agreement.

     (d) Amendment to Schedule 10.02 of the Original Agreement. Schedule 10.02 of the Original Agreement is replaced in its entirety by Schedule 10.02 (Amended) of this Agreement.

3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

     (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Original Agreement contemplated hereby).

     (b) The execution, delivery and performance by the Company of this Agreement and the Original Agreement (as amended and restated by this Agreement) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

     (c) This Agreement, each Note delivered hereunder and the Original Agreement (as amended and restated by this Agreement) constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

     (d) All representations and warranties of the Company contained in the Original Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to (x) the last day of the most recent quarter and year for which financial statements have then been delivered;
(y) to the most recent Form 10-K and Forms 10-Q filed subsequently thereto by the Company with the SEC, in respect of the representations and warranties made in Section 5.05 of the Original Agreement; and (z) to the most recent Form 10-K filed by the Company with the SEC, in respect of the representations and warranties made in Section 5.10(a) of the Original Agreement).

     (e) There has occurred since February 3, 2000, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (f) The Company is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     (g) The Company's obligations under the Original Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.   Conditions of Effectiveness.

     (a) The effectiveness of Section 2 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

          (1) The Agent shall have received from the Company and each of the Banks (i) a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Agreement; and (ii) if requested by any Bank, a Note (or replacement Note) substantially in the form of Exhibit I to the Original Agreement.

          (2) The Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Original Agreement, including any costs and expenses payable under Section 6(g) of this Agreement (including the Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

          (3) The Agent shall have received from the Company a copy of the resolutions passed by the board of directors of the Company, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of this Agreement, the Notes to be delivered hereunder and the Original Agreement (as amended and restated by this Agreement).

          (4) The Agent shall have received an opinion of Thomas R. Saldin, Executive Vice-President and General Counsel to the Company, dated the Effective Date and addressed to the Agent and the Banks, in form and substance satisfactory to the Agent and the Banks.

          (5) The Agent shall have received a favorable opinion of Brobeck, Phleger & Harrison LLP, special counsel to the Agent, dated as of the Effective Date.

          (6) The Agent shall have received all other documents it or any Bank may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and each Bank.

          (7) The representations and warranties in Section 3 of this Agreement shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

     (b) For purposes of determining compliance with the conditions specified in
Section 4(a), each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

     (c) From and after the Effective Date, the Original Agreement is amended as set forth herein and is restated in its entirety to read as set forth in the Original Agreement with the amendments specified herein, and all outstanding Notes under the Original Agreement shall be superseded and replaced by the Notes delivered under this Agreement. All such previously outstanding Notes will be deemed cancelled upon the occurrence of the Effective Date. The Original Agreement (as amended and restated by this Agreement) is hereby ratified and confirmed in all respects.

     (d) The Agent will notify the Company and the Banks of the occurrence of the Effective Date.

5. Fees. At Closing, the Company shall pay to the Agent for itself the fees set forth in the Fee Letter dated as of February 9, 2001 by and between the Company and the Agent.

6.   Miscellaneous.

     (a) The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Agreement shall not be deemed to create a course of dealing or an obligation to execute similar amendments or provide any waivers or other amendments under the same or similar circumstances in the future.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

     (c) This Agreement shall be governed by and construed in accordance with the law of the State of New York provided that the Agent and the Banks shall retain all rights arising under Federal law.

     (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

     (e) This Agreement contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Agreement supersedes all prior drafts and communications with respect hereto. This Agreement may not be amended except in accordance with the provisions of Section
10.01 of the Original Agreement.

     (f) If any term or provision of this Agreement shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Agreement, the Original Agreement or the Loan Documents.

     (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Agreement.

                            [Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                      ALBERTSON'S, INC.


                                      By:  ___________________________________

                                      Title: _________________________________



                                      BANK OF AMERICA, N.A., as
                                      Administrative Agent


                                      By:  ___________________________________

                                      Title: _________________________________


                                      BANK OF AMERICA, N.A., as a Bank


                                      By:  ___________________________________

                                      Title: _________________________________



                                      BANK ONE, NA, as Syndication Agent and as a Bank

                                      By:  ___________________________________

                                      Title: _________________________________

                                      WELLS FARGO BANK, N.A., as Documentation
                                      Agent and as a Bank


                                      By:  ___________________________________

                                      Title: _________________________________



                                      THE HUNTINGTON NATIONAL BANK, as Senior
                                      Managing Agent and as a Bank


                                      By:  ___________________________________

                                      Title: _________________________________



                                      UNION BANK OF CALIFORNIA, N.A., as Senior
                                      Managing Agent and as a Bank


                                      By:  ___________________________________

                                      Title: _________________________________



                                      KEYBANK NATIONAL ASSOCIATION, as Managing
                                      Agent and as a Bank


                                      By:  ___________________________________

                                      Title: _________________________________



                                      WACHOVIA BANK, N.A., as Managing Agent
                                      and as a Bank


                                      By:  ___________________________________

                                      Title: _________________________________

                                      THE NORTHERN TRUST COMPANY, as Managing
                                      Agent and as a Bank


                                      By:  ___________________________________

                                      Title: _________________________________



                                      THE BANK OF NEW YORK


                                      By:  ___________________________________

                                      Title: _________________________________



                                      BANK OF OKLAHOMA, N.A.


                                      By:  ___________________________________

                                      Title: _________________________________



                                      FIRST UNION NATIONAL BANK


                                      By:  ___________________________________

                                      Title: _________________________________



                                      INTERNATIONAL BANK OF COMMERCE


                                      By:  ___________________________________

                                      Title: _________________________________

                                      MERRILL LYNCH BANK USA


                                      By:  ___________________________________

                                      Title: _________________________________



                                      SOUTHTRUST BANK, N.A.


                                      By:  ___________________________________

                                      Title: _________________________________



                                      UMB BANK, N.A.


                                      By:  ___________________________________

                                      Title: _________________________________



                                      WASHINGTON MUTUAL BANK


                                      By:  ___________________________________

                                      Title: _________________________________

                                ANNEX I (AMENDED)

                                  PRICING GRID

Applicable Margin and Applicable Fee Amount (Facility Fee): The Facility Fee and the Applicable Margin for Offshore Rate Committed Loans and Base Rate Committed Loans shall be, at any time, the rate per annum set forth in the tables below. "Indebtedness Rating" means the long term unsecured senior, non-credit enhanced debt rating of the Company by Standard & Poor's Ratings Group or Moody's Investors Service Inc. (in the case of a split rating, the higher rating will apply, unless the split results in a difference of more than one rating, in which case the rating one rating below the highest rating will apply). If the Term Loan option is utilized, the rate of interest on all Loans outstanding will include the Applicable Margin plus 25 basis points. Any change in the Applicable Margin or Applicable Fee Amount for the Facility Fee shall become effective five Business Days after any public announcement of Indebtedness Rating requiring such a change.

------------------------------ ---------------------- ------------------------- -----------------------------
        Indebtedness                                          Offshore
           Rating                  Facility Fee             Rate Spread               Base Rate Spread
------------------------------ ---------------------- ------------------------- -----------------------------

         => A or A2                   6.5 bps                 18.5 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------

         => A- or A3                  7.5 bps                 30.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------

       => BBB+ or Baa1               10.0 bps                 40.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------

       => BBB or Baa2                12.5 bps                 50.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------

       <= BBB- or Baa3               17.5 bps                 82.5 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------


Applicable Fee Amount (Utilization Fee): The Utilization Fee applicable to Loans shall be, at any time, the rate per annum set forth in the table below, determined in accordance with usage:


             ------------------------- ----------------------
                      Facility             Utilization Fee
                      Usage %
             ------------------------- ----------------------

                        50%                   12.5 bps
             ------------------------- ----------------------

If usage shall equal or exceed the applicable percentage specified above, the utilization fee corresponding to such percentage shall apply with respect to all outstanding Loans.



                              Annex I (Amended) -1.

                             SCHEDULE 2.01 (AMENDED)

                                   COMMITMENTS
                               AND PRO RATA SHARES


                                                                                                              PRO RATA
             BANK                                                            COMMITMENT                         SHARE
             ----                                                            ----------                       --------
BANK OF AMERICA, N.A.                                                       $100,000,000                   14.285714286%*

BANK ONE, NA                                                                $100,000,000                   14.285714286%*

WELLS FARGO BANK, N.A.                                                       $95,000,000                   13.571428571%*

THE HUNTINGTON NATIONAL BANK                                                 $65,000,000                    9.285714286%*

UNION BANK OF CALIFORNIA, N.A.                                               $65,000,000                    9.285714286%*

KEYBANK, NATIONAL ASSOCIATION                                                $50,000,000                    7.142857143%*

WACHOVIA BANK, N.A.                                                          $50,000,000                    7.142857143%*

THE NORTHERN TRUST COMPANY                                                   $35,000,000                    5.000000000%*

FIRST UNION NATIONAL BANK                                                    $25,000,000                    3.571428571%*

MERRILL LYNCH BANK USA                                                       $25,000,000                    3.571428571%*

WASHINGTON MUTUAL BANK                                                       $25,000,000                    3.571428571%*

UMB BANK, NA                                                                 $17,500,000                    2.500000000%*

THE BANK OF NEW YORK                                                         $12,500,000                    1.785714286%*

INTERNATIONAL BANK OF COMMERCE                                               $12,500,000                    1.785714286%*

SOUTHTRUST BANK, N.A.                                                        $12,500,000                    1.785714286%*

BANK OF OKLAHOMA, N.A.                                                       $10,000,000                    1.428571429%*
                                                                            ------------                   --------------

TOTAL                                                                       $700,000,000                            100%

* [9 DECIMAL PTS.]



                              S-2.01 (Amended) -1.

                            SCHEDULE 10.02 (AMENDED)

             PAYMENT OFFICES; ADDRESSES FOR NOTICES; LENDING OFFICES



COMPANY

Address for Notices:

Albertson's, Inc.
250 Park Center Blvd.
Box 20
Boise, Idaho  83726
Attention:      Finance Department
Telephone:      (208) 395-6534
Facsimile:      (208) 395-6631

BANK OF AMERICA, N.A.
  as Agent

Notices for Borrowing, Conversions/Continuations, and Payments:

Bank of America, N.A.
Mail Code:  CA4-706-05-09
Agency Services
1850 Gateway Boulevard
Concord, California  94520
Attention:      Jeff Khamsivone
Telephone:      (925) 675-8432
Facsimile:      (925) 969-2869

Other Notices:

Bank of America, N.A.
Retail Industry Group
Mail Code:  IL1-231-09-44
231 South LaSalle Street
Chicago, IL 60697
Attention:      Bridget Garavalia
Telephone:      (312) 828-1259
Facsimile:      (312) 828-6269

                              S-10.02 (Amended) -1.

Agent's Payment Office:

Bank of America, N.A.
Attention:      Agency Services #5596
Reference:      Albertson's, Inc.
For credit to Acct. No. 3750836479
ABA No. 111000012

BANK OF AMERICA, N.A.
  as a Bank

Domestic and Offshore Lending Office:
(Borrowing Notices, Notices of Conversion/Continuation and Payments)

Bank of America, N.A.
Mail Code: CA4-706-05-09
Agency Services
1850 Gateway Boulevard
Concord, California  94520
Attention:      Jeff Khamsivone
Telephone:      (925) 675-8432
Facsimile:      (925) 969-2869

All other Notices:

Bank of America, N.A.
Retail Industry Group
Mail Code: IL1-231-09-44
231 South LaSalle Street
Chicago, IL  60697
Attention:      Bridget Garavalia
Telephone:      (312) 828-1259
Facsimile:      (312) 828-6269

BANK ONE, NA
  as Syndication Agent and as a Bank

Domestic and Offshore Lending Office:

Bank One, NA
1 Bank One Plaza
IL1-0088, 14th Floor
Chicago, Illinois  60670
Attention:        Mike Parisi
Telephone:        (312) 732-8588
Facsimile:        (312) 732-2715

                              S-10.02 (Amended) -2.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank One, NA
1 Bank One Plaza
IL1-0086, 14th Floor
Chicago, Illinois  60670
Attention:        Paul E. Rigby
Telephone:        (312) 732-6132
Facsimile:        (312) 336-4380
Email: paul.rigby@bankone.com

WELLS FARGO BANK, N.A.
  as Documentation Agent and as a Bank

Domestic and Offshore Lending Office:

Wells Fargo Bank, N.A.
201 Third Street
MAC A0187-081
Los Angeles, California  94103
Attention:        Ginnie Padgett
Telephone:        (415) 477-5374
Facsimile:        (415) 512-1943

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Wells Fargo Bank, N.A.
999 Third Avenue, 11th Floor
MAC P6540-11E
Seattle, Washington  98104
Attention:        Steven J. Andersen
Telephone:        (206) 292-3666
Facsimile:        (206) 292-3595

Secondary Contact:

1300 SW 5th Ave., 7th Floor
MAC P6101-076
Portland, OR 97201
Attention:        Meggie A. Chichioco
Telephone:        (503) 886-2215
Facsimile:        (503) 886-2211

                              S-10.02 (Amended) -3.

THE HUNTINGTON NATIONAL BANK
  as Senior Managing Agent and as a Bank


Domestic and Offshore Lending Office:

The Huntington National Bank
7450 Huntington Park Drive
Mail Code HZ0338
Columbus, Ohio  43285
Attention:        Donna Coventry
Telephone:        (614) 480-2956
Facsimile:        (614) 480-2533
Email: donna.coventry@huntington.com

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

Huntington National Bank
201 E. Pine Street
Suite 1310
Orlando, Florida 32801
Attention:        Steven Woodell
Telephone:        (407) 245-8407
Facsimile:        (407) 245-8422
Email: steven.woodell@huntington.com

UNION BANK OF CALIFORNIA, N.A.
  as Senior Managing Agent and as a Bank

Domestic and Offshore Lending Office:

Union Bank of California, N.A.
Commercial Customer Service Unit
1980 Saturn Street
Monterey Park, California  91755
Attention:        Ruby Gonzales
Telephone:        (323) 720-7055
Facsimile:        (323) 724-6198

                              S-10.02 (Amended) -4.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Union Bank of California, N.A.
350 California Street, 6th Floor
San Francisco, California  94104
Attention:        Timothy P. Streb
Telephone:        (415) 705-7021
Facsimile:        (415) 705-7085
Email: timothy.streb@uboc.com

KEYBANK NATIONAL ASSOCIATION
  as Managing Agent and as a Bank

Domestic and Offshore Lending Office:

KeyBank National Association
601 108th Avenue, N.E.
5th Floor
Bellevue, WA 98004
Attention:        Specialty Services Team
Telephone:        (800) 297-5518
Facsimile:        (800) 297-5495

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

KeyBank National Association
601 108th Avenue, N.E.
5th Floor
Bellevue, WA 98004
Attention:        Tony Yee
Telephone:        (425) 709-4578
Facsimile:        (425) 709-4587

WACHOVIA BANK, N.A.
  as Managing Agent and as a Bank

Domestic and Offshore Lending Office:
Wachovia Bank, N.A.
191 Peachtree Street NE
MC-GA 3940
Atlanta, Georgia  30303
Attention:        Bill Allen
Telephone:        (404) 332-5271
Facsimile:        (404) 332-4320

                              S-10.02 (Amended) -5.

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

Wachovia Bank, N.A.
191 Peachtree Street NE
MC-GA 370
Atlanta, Georgia  30303
Attention:        Jessica S. Wright
Telephone:        (404) 332-5397
Facsimile:        (404) 332-4136

THE NORTHERN TRUST COMPANY
  as Managing Agent and as a Bank

Domestic and Offshore Lending Office:

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:        Linda Honda
Telephone:        (312) 444-3532
Facsimile:        (312) 630-1566

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:        David J. Mitchell
Telephone:        (312) 444-5033
Facsimile:        (312) 444-5055



THE BANK OF NEW YORK

Domestic and Offshore Lending Office:

The Bank of New York
One Wall Street, 8th Floor
New York, New York  10286
Attention:        Charlotte Sohn
Telephone:        (212) 635-7869
Facsimile:        (212) 635-1481/1483

                              S-10.02 (Amended) -6.

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

The Bank of New York
One Wall Street, 8th Floor
New York, New York  10286
Attention:        Charlotte Sohn/Edward Vietor (backup contact)
Telephone:        (212) 635-7869/7867
Facsimile:        (212) 635-1481/1483

BANK OF OKLAHOMA, N.A.

Domestic and Offshore Lending Office:

Bank Of Oklahoma, N.A.
P.O. Box 2300
Tulsa, Oklahoma  74192
Attention:        Sharon Shannon
Telephone:        (918) 588-6335
Facsimile:        (918) 588-8231
Email: Sshannon@bokf.com

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank Of Oklahoma, N.A.
P.O. Box 2300
Tulsa, Oklahoma  74192
Attention:        Jane Faulkenberry
Telephone:        (918) 588-6272
Facsimile:        (918) 588-8231
Email: jfaulkenberry@bokf.com

FIRST UNION NATIONAL BANK

Domestic and Offshore Lending Office:

First Union National Bank
201 South College Street
Charlotte, North Carolina  28288
Attention:        Todd Tucker
Telephone:        (704) 383-0905
Facsimile:        (704) 383-7999
Email: todd.tucker@funb.com

                              S-10.02 (Amended) -7.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

First Union National Bank
One South Penn Square
Widener Bldg., 12th Floor
Philadelphia, PA 19107
Attention:        Margaret Gibbons
Telephone:        (215) 786-4351
Facsimile:        (215) 973-1887
Email: margaret.gibbons@funb.com

INTERNATIONAL BANK OF COMMERCE

Domestic and Offshore Lending Office:

International Bank of Commerce
130 East Travis
San Antonio, Texas  78205
Attention:        Yolanda Garza
Telephone:        (210) 518-2508
Facsimile:        (210) 518-2591

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

International Bank of Commerce
130 East Travis
San Antonio, Texas  78205
Attention:        Michael K. Sohn
Telephone:        (210) 518-2506
Facsimile:        (210) 518-2591
Email: msohn@ibco.com

MERRILL LYNCH BANK USA

Domestic and Offshore Lending Office:

Merrill Lynch Bank USA
15 W. South Temple
Suite 300
Salt Lake City, UT 84101
Attention:        Frank Stepan
Telephone:        (801) 526-8316
Facsimile:        (801) 521-6466

                              S-10.02 (Amended) -8.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Merrill Lynch Bank USA
15 W. South Temple
Suite 300
Salt Lake City, UT 84101
Attention:        Butch Alder
Telephone:        (801) 526-8324
Facsimile:        (801) 526-6466

SOUTHTRUST BANK

Domestic and Offshore Lending Office:

SouthTrust Bank
600 West Peachtree Street, N.E., 27th Floor
Atlanta, Georgia  30308
Attention:        Bonnie Heeter
Telephone:        (404) 853-5755
Facsimile:        (404) 853-5766

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

SouthTrust Bank
600 West Peachtree Street, N.E., 27th Fl
Atlanta, Georgia  30308
Attention:        Bonnie Heeter
Telephone:        (404) 853-5755
Facsimile:        (404) 853-5766
Email: bonnie.heeter@southtrust.com

UMB BANK, N.A.

Domestic and Offshore Lending Office:

UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri  64106
Attention:        Vaughnda Ritchie
Telephone:        (816) 860-7019
Facsimile:        (816) 860-3772
Email: vaughnda.ritchie@umb.com

                              S-10.02 (Amended) -9.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, Missouri  64106
Attention:        David A Proffitt
Telephone:        (816) 860-7935
Facsimile:        (816) 860-7143
Email: david.proffitt@umb.com

WASHINGTON MUTUAL BANK

Domestic and Offshore Lending Office:

Washington Mutual Bank
1201 Third Avenue, Suite 1000
Seattle, WA 98101
Attention:        Margaret Tsao
Telephone:        (206) 377-4012
Facsimile:        (206) 377-2575

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Washington Mutual Bank
1201 Third Avenue, Suite 1000
Seattle, WA 98101
Attention:        Bruce Kendrex/Richard Ameny(backup contact)
Telephone:        (206) 490-4465/461-3479
Facsimile:        (206) 377-2575
Email: bkendrex@westernbank.com


                              S-10.02 (Amended) -10.